Exhibit 99.3

CONSENT

My signature below constitutes that I hereby consent to the use of my name as a director nominee in Primerica, Inc.’s registration statement on Form S-1 (File No. 333-162918) filed with the Securities and Exchange Commission.

Date: 3/1/10	Signature:	/s/ Daniel Zilberman
	Print Name:	Daniel Zilberman